Exhibit 10.20

MASTER COLLECTION ACCOUNT TRUST AGREEMENT

among

CARFINANCE CAPITAL LLC,

as Servicer,

CFC FUNDING LLC,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Master Collection Account Trustee,

VARIOUS CF FINANCE PARTIES SIGNATORIES HERETO,

and

VARIOUS ENFORCEMENT PARTIES SIGNATORIES HERETO

Dated as of February 8, 2012

iii

EXHIBITS

Exhibit A	Form of Enforcement Party Supplement

SCHEDULES

Schedule I	Deposit Account Control Agreement

iv

MASTER COLLECTION ACCOUNT TRUST AGREEMENT

THIS MASTER COLLECTION ACCOUNT TRUST AGREEMENT, dated as of February 8, 2012 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), among CARFINANCE CAPITAL LLC, a Delaware limited liability company (“CF Capital”), CFC FUNDING LLC, a Delaware limited liability company, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), not in its individual capacity but solely as Master Collection Account Trustee for the Enforcement Parties referred to below (in such capacity, the “Master Collection Account Trustee”), each party that from time to time executes an Enforcement Party Supplement substantially in the form of Exhibit A hereto as a CF Finance Party (any such party being herein called individually a “CF Finance Party” and collectively, the “CF Finance Parties”), and each party that from time to time executes an Enforcement Party Supplement substantially in the form of Exhibit A hereto as an Enforcement Party (any such party being herein called individually an “Enforcement Party” and collectively, the “Enforcement Parties”).

W I T N E S S E T H:

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

ARTICLE I: CERTAIN DEFINITIONS

SECTION 1.1 Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below or set forth in another section hereof or in any other agreement as indicated.

“Affiliate” means, with respect to a Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” or “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble hereto.

“Bankruptcy Code” means the United States Bankruptcy Code (Title 11 of the United States Code).

“Business Day” means a day of the year other than a Saturday or Sunday on which banks are not required or authorized to close in New York, New York, Irvine, California, or the city in which the Corporate Trust Office is located.

“CF Capital” has the meaning set forth in the preamble hereto.

“CF Finance Party” has the meaning set forth in the preamble hereto.

“CFC Funding” means CFC Funding LLC, a Delaware limited liability company, and its successors.

“Collateral” means any Receivables, all collections and payments with respect thereto and related assets sold, assigned or otherwise transferred, including by way of a grant of a security interest therein, by a CF Finance Party to an Enforcement Party and/or the parties represented hereunder by such Enforcement Party.

“Collateral Account” has the meaning specified in Section 2.1.

“Corporate Trust Office” means the principal corporate trust office of the Master Collection Account Trustee, located at MAC N9311-161, Sixth Street and Marquette Ave., Minneapolis, MN 55479, Attention: Corporate Trust Services – Asset-Backed Administration, or at such other address as the Master Collection Account Trustee may designate from time to time by notice to the other parties hereto.

“Deposit Account Control Agreement” means that certain Deposit Account Control Agreement, dated as of February 8, 2012 among CF Capital, Wells Fargo, as secured party and Wells Fargo, as bank, attached hereto as Schedule I, as amended, restated, supplemented or otherwise modified from time to time, or any replacement entered into among CF Capital, the Master Collection Account Trustee, and a bank for the purpose of perfecting the Master Collection Account Trustee’s security interest in the Collection Accounts.

“Dollars” or “$” means the lawful currency of the United States.

“Enforcement Default” means, with respect to any Enforcement Party, any matured event of default or other comparable event or circumstance, however named, the occurrence of which would permit such Enforcement Party to take action to enforce its rights and remedies in respect of amounts owing under any applicable Financing Document.

“Enforcement Party” has the meaning set forth in the preamble hereto.

“Enforcement Party Supplement” means a supplement to this Agreement, substantially in the form of Exhibit A hereto.

“Financing Documents” means, with respect to an Enforcement Party, any and all agreements, instruments and contracts evidencing or related to any financing arrangement among one or more CF Finance Parties, such Enforcement Party, the financial institutions or other entities on whose behalf such Enforcement Party acts hereunder and any other parties thereto providing for the making of loans or advances to or at the direction of any such CF Finance Parties, the purchase of assets, or undivided interests therein, from any such CF Finance Parties, or any other arrangement providing, directly or indirectly, for the financing of Receivables and related assets of any such CF Finance Parties, in any such case, as such agreements, indentures, instruments and contracts may be amended, supplemented, restated, extended or otherwise modified from time to time in accordance with the terms thereof.

“General Account” means that certain Account No. [Redacted] in the name of, and maintained by CF Capital with Bank of America, or such other account and bank as shall be designated by CF Capital from time to time.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Lock-Box” means a post-office box maintained by the Lock-Box Bank pursuant to the Deposit Account Control Agreement.

“Lock-Box Bank” means Wells Fargo Bank, National Association, as bank pursuant to the Deposit Account Control Agreement.

“Majority Enforcement Parties” means, at any time, Enforcement Parties that hold or represent hereunder other parties that hold (including by way of pledge or assignment) more than 50% of the outstanding principal amount of and commitments to provide financing (whether constituting indebtedness, an interest in Receivables and related assets or other financing) extended to one or more CF Finance Parties under the related Financing Documents at such time.

“Master Collection Account” has the meaning set forth in Section 2.2.

“Master Collection Account Collateral” has the meaning set forth in Section 2.4.

“Master Collection Account Trustee” has the meaning set forth in the preamble hereto, and includes any successor to Wells Fargo, in its capacity as Master Collection Account Trustee in accordance with the terms hereof.

“Master Collection Account Trustee Fee” means $1,000 per month.

“Moody’s” means Moody’s Investors Services, Inc.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity or a government or any political subdivision thereof.

“Qualified Institution” means any depository institution or trust company (which may include the Master Collection Account Trustee) organized under the laws of the United States or any State (or any domestic branch of a foreign bank), (i) that meets or the parent of which meets, either (a) a long-term unsecured debt rating of “BBB+” or higher by Standard & Poor’s and “Baal” or higher by Moody’s, or (b) the Short-Term Rating Requirement and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

“Receivable” means indebtedness owed by one or more obligors under a retail installment sale contract, note and security agreement or conditional sale contract executed by such obligors, arising out of or in connection with the sale, refinancing or loan made to such obligors for the purchase of a new or used automobile, light and/or medium-duty truck, minivan or sport utility vehicle, together with all accessions thereto, which indebtedness is secured by such automobile, light and/or medium-duty truck, minivan or sport utility vehicle, whether constituting an account, chattel paper, instrument or general intangible, and includes the right of payment of any finance charges and other obligations of such obligors with respect thereto.

“Short-Term Rating Requirement” means, with respect to any Person, that such Person has a short-term unsecured debt rating of not less than “A-1” by Standard & Poor’s and not less than “P-1” by Moody’s.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Master Collection Account Trustee’s or any Enforcement Party’s security interest in any Master Collection Account Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“United States” or “U.S.” means the United States of America.

SECTION 1.2 Interpretation and Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular and to the singular include the plural. The words “hereof’, “herein”, “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Sections and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified. As used in this Agreement, the masculine, feminine or neuter gender shall each be deemed to include the others whenever the context so indicates.

ARTICLE II: CASH MANAGEMENT ARRANGEMENTS

SECTION 2.1 Remittance of Lock-box Funds. The Lock-Box Bank has established one or more Lock-Boxes for the purpose of receiving mail and processing payments pursuant to the Deposit Account Control Agreement. In addition, the Lock-Box Bank has established one or more deposit accounts (each a “Collateral Account” and collectively, the “Collateral Accounts”), each a zero balance account maintained by CF Capital with the Lock-Box Bank for the purpose of receiving wire transfer payments and proceeds of the Lock-Boxes. The Master Collection Account Trustee has “control” (within the meaning of §9-104 of the

UCC) of the Collateral Accounts pursuant to the Deposit Account Control Agreement. CF Capital hereby confirms that except as otherwise provided herein, it will not consent to any material modification of the character of, or consent to any material change in the remittance of funds deposited to, the Lock-Boxes or Collateral Accounts without the prior consent of the Master Collection Account Trustee.

SECTION 2.2 The Master Collection Account. The Master Collection Account Trustee shall establish and maintain for the benefit of the Enforcement Parties and CFC Funding, or cause to be established and maintained, an account (the “Master Collection Account”), in the name of the Master Collection Account Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the respective benefit of each Enforcement Party and CFC Funding. The Master Collection Account shall be maintained as a segregated trust account with the corporate trust department of a Qualified Institution. If the Master Collection Account is not maintained in accordance with the previous sentence, then within ten Business Days of obtaining actual knowledge of such fact, the Master Collection Account Trustee shall establish a new Master Collection Account which complies with such sentence and transfer into the new Master Collection Account all funds from the non-qualifying Master Collection Account. Initially, the Master Collection Account will be established with the Master Collection Account Trustee.

SECTION 2.3 Remittance of Funds to the Master Collection Account.

(a) Pursuant to the Deposit Account Control Agreement, (i) CF Capital has irrevocably directed the Lock-Box Bank, and the Lock-Box Bank has agreed, to transfer into the Master Collection Account on each Business Day as and to the extent collected and available for withdrawal, all collected and available funds received in the Lock-Boxes and on deposit in each Collateral Account and (ii) the Master Collection Account has been designated as the “Destination Account” thereunder.

(b) In the event CF Capital, CFC Funding, any CF Finance Party or any Enforcement Party shall receive directly any payments representing any proceeds of Collateral, CF Capital, such CF Finance Party, CFC Funding or such Enforcement Party, as the case may be, shall accept in constructive trust for the Master Collection Account Trustee, and hold and deposit into the Master Collection Account within one Business Day of receipt thereof, such amounts, with any endorsement or other evidence of transfer when necessary or appropriate.

(c) On each Business Day, CF Capital (or any successor servicer that has been appointed to replace CF Capital as servicer or collection agent under any applicable Financing Documents, but only with respect to amounts constituting Collateral under such Financing Documents) shall instruct the Master Collection Account Trustee in writing, and upon which instructions the Master Collection Account Trustee may conclusively rely, as to (i) the amount thereof which represents payments arising from the Collateral of each applicable Enforcement Party and/or the parties represented hereunder by such Enforcement Party and (ii) the remaining amounts which are to be distributed to CF Capital; provided, however, that CF Capital shall not direct the Master Collection Account Trustee to so remit an amount that would exceed the amount required to pay all amounts owing to such Enforcement Party and/or the parties represented hereunder by such Enforcement Party by the applicable CF Finance Parties. The

Master Collection Account Trustee shall, pursuant to and promptly after receipt of instructions from CF Capital (or any successor servicer that has been appointed to replace CF Capital under any applicable Financing Documents, but only with respect to amounts constituting Collateral under such Financing Documents), distribute or cause to be distributed (i) to each applicable Enforcement Party, those funds in the Master Collection Account representing payments arising from Collateral with respect to such Enforcement Party and/or the parties represented hereunder by such Enforcement Party, to an account specified by such Enforcement Party in accordance with the related Financing Documents and (ii) to the General Account, all remaining funds in the Master Collection Account; provided, however, the Master Collection Account Trustee shall not distribute or cause to be distributed any amounts from the Master Collection Account at the direction of CF Capital (or any successor servicer that has been appointed to replace CF Capital under any applicable Financing Documents, but only with respect to amounts constituting Collateral under such Financing Documents) if the Master Collection Account Trustee reasonably determines, or has been instructed by an Enforcement Party, that such instructions are incorrect, improper or the amounts in the Master Collection Account are subject to a hold, dispute or legal process preventing withdrawal.

SECTION 2.4 Grant of Security Interest.

(a) As security for the payment of the respective obligations from time to time owing by CF Capital or a CF Finance Party to each Enforcement Party and/or the parties represented hereunder by each Enforcement Party under the related Financing Documents, each of CF Capital and each CF Finance Party, to the extent of their respective interests, hereby grants, pledges and assigns to the Master Collection Account Trustee for the benefit of the Enforcement Parties, a continuing, first priority security interest on all right, title and interest of CF Capital or such CF Finance Party in, to and under the following property and interests in property (such property and interests in property, to the extent of CF Capital’s or such CF Finance Party’s right, title and interest therein, thereto and thereunder, being referred to herein as the “Master Collection Account Collateral”), whether now or hereafter existing or acquired and whether the same constitutes accounts, general intangibles, payment intangibles, chattel paper (including any electronic chattel paper and tangible chattel paper), instruments, promissory notes, documents, investment property, goods or other categories of property in which a security interest can be created under the UCC:

(i) the Master Collection Account, each Collateral Account, each Lock-Box, and all funds from time to time deposited or held therein;

(ii) all investments of funds on deposit in the Master Collection Account, each Collateral Account, each Lock-Box, and all certificates, instruments and documents related to such investments;

(iii) any and all products, proceeds, rents or profits of any and all of the foregoing.

(b) The Master Collection Account Trustee hereby acknowledges that it is acting for and on behalf of Enforcement Parties with respect to perfecting the security interests of the Enforcement Parties in the Master Collection Account Collateral and agrees that all of its right, title and interest in and to the Master Collection Account Collateral shall be solely for the respective benefit of each Enforcement Party.

(c) The Master Collection Account Trustee shall have “control” (as defined in §9-104 of the Uniform Commercial Code) of the Master Collection Account and each Collateral Account for the benefit of the Enforcement Parties. The Master Collection Account Trustee shall at all times maintain the Master Collection Account as a “deposit account” (as defined in §9-102 of the Uniform Commercial Code). The Master Collection Account Trustee acknowledges that no Person other than the Master Collection Account Trustee shall have “control” (as defined in §9-104 of the Uniform Commercial Code) of the Master Collection Account or any Collateral Account.

SECTION 2.5 Designation of Enforcement Parties and CF Finance Parties. Any party that from time to time executes an Enforcement Party Supplement as an Enforcement Party is hereby designated as an Enforcement Party with respect to the Master Collection Account Collateral. Each Enforcement Party shall be bound by and entitled to the benefits of this Agreement only to the extent of its interest in the Master Collection Account Collateral. No Enforcement Party shall have any obligation with respect to or interest in any Master Collection Account Collateral allocable to another Enforcement Party. Any party that from time to time executes an Enforcement Party Supplement as a CF Finance Party is hereby designated as a CF Finance Party with respect to the Master Collection Account Collateral. Each CF Finance Party shall be bound by and entitled to the benefits of this Agreement only to the extent of its interest in the Master Collection Account Collateral. No CF Finance Party shall have any obligation with respect to or interest in any Master Collection Account Collateral relating to another CF Finance Party.

SECTION 2.6 [Reserved].

SECTION 2.7 Intercreditor Provisions.

(a) CF Capital hereby acknowledges that, subject to the right to receive payment for performance of its obligations as servicer or collection agent in accordance with the priority of payments set forth in the applicable Financing Documents (i) it has no right, title and interest in and to any Collateral (including, without limitation, any collections delivered or deposited to any Lock-Box, any Collateral Account or the Master Collection Account), (ii) payments in respect of the Receivables shall not be subject to any deduction or setoff by CF Capital and (iii) it shall not at any time in the future assert an interest in any Collateral.

(b) Each Enforcement Party hereby acknowledges that each only has rights to its respective Collateral. If at any time the Master Collection Account Trustee, CF Capital, any CF Finance Party or any Enforcement Party shall receive any funds to which it is not entitled pursuant to the provisions of this Agreement and its related Financing Documents, CF Capital, such CF Finance Party or such Enforcement Party shall so advise the Master Collection Account Trustee (upon which advice the Master Collection Account Trustee may conclusively rely) and the Master Collection Account Trustee, such CF Finance Party, such Enforcement Party or CF Capital, as the case may be, shall forthwith take reasonable steps to ensure that such funds are remitted to the Person entitled thereto, such remittance to be made promptly after determination or, in the case of the Master Collection Account Trustee, advice thereof. Until such time as the provisions of the immediately preceding sentence shall have been complied with, the Enforcement Party holding such funds shall be deemed to hold such funds in trust for the parties entitled thereto.

(c) Notwithstanding anything to the contrary in this Agreement, but in furtherance hereof, upon the commencement of a case under the Bankruptcy Code by or against CF Capital: (i) this Agreement shall remain in full force and effect and enforceable pursuant to the terms hereof in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to CF Capital shall be deemed to apply to such entity as debtor-in-possession and to any trustee in bankruptcy for the estate of such entity; and (ii) each Enforcement Party shall retain its right to vote its claims and act in any such case under the Bankruptcy Code (including the right to vote to accept or reject any plan of reorganization or liquidation) and hereby agrees not to take any action or vote in any way so as to contest (x) the validity or enforceability of this Agreement, (y) the validity, priority or enforceability of the liens, mortgages, assignments and security interests granted in respect of the Collateral and (z) the relative rights and duties of the Enforcement Parties and CF Capital granted and/or established herein or in any of the Financing Documents with respect to such liens, mortgages, assignments and security interests.

ARTICLE III: DUTIES OF CF CAPITAL

SECTION 3.1 Appointment and Acceptance. The CF Finance Parties, the Enforcement Parties, CFC Funding and the Master Collection Account Trustee hereby appoint CF Capital, and CF Capital hereby accepts such appointment, and agrees to perform the duties specified herein, together with such other duties as may be incidental thereto. CF Capital shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with its servicing and administration duties that it may deem necessary or desirable to accomplish such servicing and administration duties unless otherwise prohibited by applicable Financing Documents.

SECTION 3.2 CF Capital Not to Resign. Without the prior written consent of the Master Collection Account Trustee, each CF Finance Party and each of the Enforcement Parties, CF Capital shall not resign from the obligations and duties imposed on it hereunder. If CF Capital shall fail to perform any of its obligations hereunder, which failure adversely affects one or more Enforcement Parties to a material degree, the Master Collection Account Trustee, at the direction and at the expense of the Enforcement Parties so adversely affected thereby, shall take such action or cause such action to be taken (pursuant to Section 4.1(d)), to perform such obligations as shall be so directed by such Enforcement Parties, whereupon the Master Collection Account Trustee shall have full right and authority to take or cause to be taken such action so directed, provided, that such action or direction is not prohibited by law or by this Agreement.

ARTICLE IV: THE MASTER COLLECTION ACCOUNT TRUSTEE

SECTION 4.1 Appointment.

(a) Each CF Finance Party, CFC Funding and each Enforcement Party, by its execution of this Agreement, appoints the Master Collection Account Trustee as its Master Collection Account Trustee under and for purposes of this Agreement and as secured party under the Deposit Account Control Agreement. Each Enforcement Party, CFC Funding and each CF Finance Party authorizes the Master Collection Account Trustee to act on behalf of such Enforcement Party, CFC Funding or CF Finance Party, as applicable, under this Agreement and as secured party under the Deposit Account Control Agreement and, subject to the other provisions of this Article IV, to exercise such powers hereunder as are specifically delegated to or required of the Master Collection Account Trustee by the terms hereof. The Master Collection Account Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of each of the Enforcement Parties, CFC Funding and CF Finance Parties, in its name and stead, for such purposes as are necessary or desirable to effectuate the provisions of this Agreement, including, without limitation, in exercising remedies upon or otherwise dealing with the Master Collection Account Collateral. Each such power of attorney is irrevocable and coupled with an interest.

(b) If any Enforcement Party represents to the Master Collection Account Trustee that it has the right to act with respect to its related Master Collection Account Collateral pursuant to its related Financing Documents, then the Master Collection Account Trustee may conclusively rely upon such representation and shall exercise any and all rights, remedies, powers and privileges available to such Enforcement Party with respect to its related Master Collection Account Collateral to the extent and in the manner directed by such Enforcement Party, at such Enforcement Party’s expense and subject to the other provisions of this Agreement (including without limitation Section 4.4(e)). Each CF Finance Party and each Enforcement Party agrees that the Master Collection Account Trustee may exercise such rights, remedies, powers and privileges in lieu of an Enforcement Party in accordance with the preceding sentence and agrees that the applicable CF Finance Parties shall reimburse such Enforcement Party for such enforcement expenses only to the same extent that it would be obligated to reimburse the applicable Enforcement Party for such enforcement expenses pursuant to the related Financing Documents.

(c) Instructions given to the Master Collection Account Trustee by any Enforcement Party shall comply (and delivery of any such instructions by an Enforcement Party to the Master Collection Account Trustee shall be deemed to be a representation and warranty by such Enforcement Party that such instructions comply) with the Financing Documents of such Enforcement Party. The Master Collection Account Trustee agrees that it will not, in its capacity as secured party under the Deposit Account Control Agreement, consent to the assignment or transfer of the Lock-Box Bank’s rights or obligations under the Deposit Account Control Agreement without the prior written consent of CF Capital.

(d) The Master Collection Account Trustee, with the approval of CF Capital and the Lock-Box Bank, may at any time delegate any duties or obligations hereunder (including, but not limited to, any duties or obligations arising pursuant to Section 3.2 or 4.1(b) hereof) to any Person satisfying the requirements of Section 4.6 who agrees to conduct such duties in accordance with the terms hereof. Any such delegation shall not constitute a resignation within the meaning of Section 4.5 hereof, and the Master Collection Account Trustee shall be liable for the acts of such Persons. If any such delegation occurs, notification thereof shall be given to CF Capital and the Enforcement Parties.

(e) If, at the time an Enforcement Default exists under the Financing Documents related to an Enforcement Party, the Master Collection Account Trustee shall default in its obligation to exercise the rights, remedies, powers or privileges of an Enforcement Party with respect to its Master Collection Account Collateral in accordance with the direction of such Enforcement Party (including any rights under Sections 3.2 or 4.1(b)), the Master Collection Account Trustee shall, upon the written request of such Enforcement Party but subject to the terms of the Deposit Account Control Agreement, assign to such Enforcement Party the Master Collection Account Trustee’s security interest in the related Master Collection Account Collateral of such Enforcement Party and shall execute those instruments and documents necessary to effectuate such assignment, and such Enforcement Party may thereafter direct that payments that would otherwise be paid into the Master Collection Account with respect to its Collateral be paid to another account permitted by the applicable Financing Documents.

(f) The Master Collection Account Trustee, in its individual or in any other capacity, may be an Enforcement Party hereunder and as such shall be entitled to all of the protections and rights of an Enforcement Party under this Agreement without regard to its capacity as Master Collection Account Trustee hereunder.

SECTION 4.2 Representations. The Master Collection Account Trustee hereby represents and warrants that (i) it is a national banking association, validly existing and in good standing under the laws of the United States of America and it has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part, and this Agreement is the legal, valid and binding obligation of the Master Collection Account Trustee, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and by the application of equitable principles.

SECTION 4.3 Exculpatory Provisions. The Master Collection Account Trustee makes no representations as to the value or condition of the Master Collection Account Collateral or any part thereof, as to the title of any CF Finance Party thereto, as to the protection afforded by this Agreement, as to any statements, representations or warranties made by any Person (other than itself) in or in connection with this Agreement or any Financing Document, as to the validity, execution (except its own execution), enforceability (except enforceability against itself), priority, perfection, legality or sufficiency of this Agreement or any Financing Document or any documents or instruments referred to therein, or the sufficiency or effectiveness or perfection or priority of any Lien on any collateral described in this Agreement, or as to the validity or collectibility of any obligation contemplated by this Agreement, and the Master Collection Account Trustee shall incur no liability or responsibility in respect of any such matters; provided, however, that the Master Collection Account Trustee shall not be relieved from liability for its own gross negligence or willful misconduct. The Master Collection Account Trustee shall not be responsible for insuring the Master Collection Account Collateral or for the payment of taxes, charges, assessments or liens upon the Master Collection Account Collateral or for perfecting or maintaining the perfection of its security interest in the Master

Collection Account Collateral purported to be granted hereby or otherwise as to the maintenance of the Master Collection Account Collateral. Any reference herein to actual knowledge of the Master Collection Account Trustee shall mean actual knowledge of an officer of the Master Collection Account Trustee assigned to and working in its Corporate Trust Administration department or such other department as the Master Collection Account Trustee may designate from time to time in a notice to CF Capital, the CF Finance Parties and the Enforcement Parties.

SECTION 4.4 Limitations on Duties of the Master Collection Account Trustee.

(a) The Master Collection Account Trustee undertakes to perform only the duties expressly set forth herein and no implied duties shall be read into this Agreement.

(b) The Master Collection Account Trustee may exercise the rights and powers granted to it by this Agreement, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Agreement.

(c) The Master Collection Account Trustee’s duty of care shall be solely to deal with the Master Collection Account Collateral as it would with property of its own, the Master Collection Account Trustee shall not be liable for any error of judgment made in good faith by an officer thereof, or for any action taken or omitted to be taken by it in accordance with this Agreement, except to the extent caused by the gross negligence or willful misconduct of the Master Collection Account Trustee.

(d) The Master Collection Account Trustee shall have no liability or responsibility for (i) any release or remittance of Master Collection Account Collateral pursuant to Section 2.3(c) or (ii) any act of CF Capital taken in its own name or the name of the Master Collection Account Trustee.

(e) Except as required by the specific terms of this Agreement, the Master Collection Account Trustee shall not be required to exercise any discretion and shall have no duty to exercise or to refrain from exercising any right, power, remedy or privilege granted to it hereby, or to take any affirmative action or refrain from taking any affirmative action hereunder, unless directed to do so by Enforcement Parties specified herein as being entitled to direct the Master Collection Account Trustee hereunder (and shall be fully protected in acting or refraining from acting pursuant to or in accordance with such directions, which shall be binding on each of the Enforcement Parties). Notwithstanding anything herein to the contrary, the Master Collection Account Trustee shall not be required to take any action (a) that is or may be contrary to law or to the terms of this Agreement, any Financing Document or any other agreement or instrument relating to the Master Collection Account Collateral, or (b) which might or would subject it or any of its directors, officers, employees or agents to personal or financial liability.

(f) Subject to Section 4.8, the Master Collection Account Trustee may, in its sole discretion, retain counsel, independent accountants and other experts selected by it and may act in reliance upon the advice of such counsel, independent accountants and other experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall be held harmless and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon or in accordance with the statements and advice of such counsel, accountants and other experts.

(g) In the event that the Master Collection Account Trustee receives conflicting instructions delivered in accordance with this Agreement, the Master Collection Account Trustee shall have the right to seek instructions concerning its duties and actions under this Agreement from any court of competent jurisdiction. If the Master Collection Account Trustee receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Without limiting the foregoing, in the event that the Master Collection Account Trustee receives unclear or conflicting instructions from Enforcement Parties hereunder or there is any other disagreement between the other parties hereto resulting in adverse claims and demands being made in connection with the Master Collection Account Collateral, or in the event that the Master Collection Account Trustee in good faith is in doubt as to what action it should take hereunder, the Master Collection Account Trustee shall be entitled to retain the Master Collection Account Collateral until the Master Collection Account Trustee shall have received (i) a final order of a court of competent jurisdiction directing delivery of the Master Collection Account Collateral or (ii) a written agreement executed by the other parties hereto directing delivery of the Master Collection Account Collateral in which event the Master Collection Account Trustee shall disburse the Master Collection Account Collateral in accordance with such order or agreement.

(h) The Master Collection Account Trustee shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Financing Document or any other agreements or instruments relating to the Master Collection Account Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Master Collection Account Collateral other than as it determines necessary in the fulfillment of its own obligations hereunder.

(i) The Master Collection Account Trustee shall be entitled to rely on any communication, certificate, instrument, opinion, report, notice, paper or other document reasonably believed by it to be genuine and correct and to have been signed, given or sent by the proper Person or Persons. The Master Collection Account Trustee shall be entitled to assume that no Enforcement Default shall have occurred and be continuing and that the Master Collection Account and any funds on deposit in or to the credit of such account, are not subject to any writ, order, judgment, warrant of attachment, execution or similar process (collectively, a “writ”), unless (i) in the case of any writ, the Master Collection Account Trustee has actual knowledge thereof or (ii) the Master Collection Account Trustee has received written notice from CF Capital or an Enforcement Party that such an Enforcement Default has occurred or such writ has been issued and, in each case, continues to be in effect, which notice specifies the nature thereof.

(j) The Master Collection Account Trustee, in its individual capacity, may accept deposits from, lend money to and generally engage in any kind of business with CF Capital, any CF Finance Party, any Enforcement Party and their respective affiliates as if it were not the agent of the Enforcement Parties.

(k) The Master Collection Account Trustee shall not be accountable for the use or application by any person of disbursements properly made by the Master Collection Account Trustee in conformity with the provisions of this Agreement.

(l) The Master Collection Account Trustee may exercise any of its duties hereunder by or through agents or employees in accordance with Section 4.1(d). The possession of the Master Collection Account Collateral by such agents or employees shall be deemed to be the possession of the Master Collection Account Trustee. No provision of this Agreement shall require the Master Collection Account Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder unless the Master Collection Account Trustee is provided with an indemnity from one or more of the Enforcement Parties, the CF Finance Parties or other Persons, satisfactory to the Master Collection Account Trustee in its sole discretion.

SECTION 4.5 Resignation and Removal of Master Collection Account Trustee.

(a) Subject to the terms of the Deposit Account Control Agreement, the Master Collection Account Trustee may, at any time with or without cause by giving ninety (90) days’ prior written notice to CF Capital and the Enforcement Parties, resign and be discharged of its responsibilities hereunder created, such resignation to become effective upon the appointment by CF Capital of a successor Master Collection Account Trustee with the approval of the Majority Enforcement Parties, which approval shall not be unreasonably withheld, and the acceptance of such appointment by such successor Master Collection Account Trustee. The Master Collection Account Trustee may be removed by CF Capital or, with the consent of CF Capital (which shall not be unreasonably withheld or delayed), the Majority Enforcement Parties, at any time (with or without cause) upon thirty (30) days’ written notice by CF Capital or the Majority Enforcement Parties, as the case may be, to the Master Collection Account Trustee and the approval by the Majority Enforcement Parties or CF Capital, as the case may be, of the successor Master Collection Account Trustee appointed by CF Capital or the Majority Enforcement Parties, as the case may be, which approval will not be unreasonably withheld; provided, however, that no removal of the Master Collection Account Trustee shall be effective (i) unless CF Capital shall have consented thereto in writing and (ii) until the appointment of a successor Master Collection Account Trustee and acceptance of such appointment by such successor Master Collection Account Trustee. Any removed Master Collection Account Trustee shall be entitled to its reasonable fees and expenses to the date the successor Master Collection Account Trustee assumes the Master Collection Account Trustee’s duties hereunder. The indemnification of Section 4.10 shall survive the termination of the other provisions of this Agreement as to the predecessor Master Collection Account Trustee. If no successor Master Collection Account Trustee shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such notice of removal, the Master Collection Account Trustee, on behalf of CF Capital, each CF Finance Party and each Enforcement Party, may appoint, or petition a court of competent jurisdiction to appoint, a successor Master Collection Account Trustee to act until such time, if any, as a successor Master Collection Account Trustee shall be appointed as above provided. Any successor Master Collection Account Trustee so appointed by such court shall immediately upon its acceptance of such appointment without further act supersede any predecessor Master Collection Account Trustee. Upon the appointment of a successor Master Collection Account Trustee hereunder and its acceptance of such appointment, the predecessor Master Collection Account Trustee shall be discharged of and from any and all further obligations arising in connection with this Agreement. Notwithstanding anything to the contrary herein, no Person shall be appointed as successor Master Collection Account Trustee unless such Person also acts as secured party under the Deposit Account Control Agreement.

(b) The appointment, designation and acceptance referred to in Section 4.5(a) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor Master Collection Account Trustee, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Master Collection Account Trustee shall become fully vested with all the estates, properties, rights, powers, duties, authority and title of its predecessors; but any predecessor Master Collection Account Trustee shall nevertheless, on payment of its charges and on the written request of the Majority Enforcement Parties, CF Capital or any successor Master Collection Account Trustee empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Master Collection Account Trustee.

SECTION 4.6 Qualification of Successors to Master Collection Account Trustee. Every successor to the Master Collection Account Trustee appointed pursuant to Section 4.5 and every corporation resulting from a merger or consolidation pursuant to Section 4.7 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia, be subject to supervision or examination by federal or State authority, and having its principal corporate trust office within the 48 contiguous States, and shall also have capital, surplus and undivided profits of not less than $100,000,000.

SECTION 4.7 Merger of the Master Collection Account Trustee. Any corporation into which the Master Collection Account Trustee may be merged, or with which it may be converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Collection Account Trustee shall be a party shall be the Master Collection Account Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto. The Master Collection Account Trustee shall give CF Capital and the Enforcement Parties prior written notice of any such merger, conversion or consolidation.

SECTION 4.8 Compensation and Expenses. CF Capital shall pay the Master Collection Account Trustee Fee to the Master Collection Account Trustee as compensation for its services hereunder for administering the Master Collection Account Collateral. CF Capital shall pay to the Master Collection Account Trustee, from time to time all reasonable out-of- pocket costs and expenses of the Master Collection Account Trustee (A) arising in connection with the preparation, execution, delivery, or modification of this Agreement and/or the enforcement of any of the provisions hereof or (B) incurred in connection with the administration of the Master Collection Account Collateral, the sale or other disposition of Master Collection

Account Collateral pursuant to any Financing Document and/or the preservation, protection or defense of the Master Collection Account Trustee’s rights under this Agreement and in and to the Master Collection Account Collateral.

SECTION 4.9 Stamp, Other Similar Taxes and Filing Fees. CF Capital shall indemnify and hold harmless the Master Collection Account Trustee from any present or future claim or liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement or any Master Collection Account Collateral. CF Capital shall pay, or reimburse the Master Collection Account Trustee for, any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts payable in respect of the execution, delivery, performance and/or enforcement of this Agreement.

SECTION 4.10 Indemnification. CF Capital agrees to pay, indemnify and hold the Master Collection Account Trustee and each of its agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, unless arising from the gross negligence or willful misconduct of the Master Collection Account Trustee or any of its agents.

SECTION 4.11 Payments by Enforcement Parties. Each of the Enforcement Parties agrees in accordance with its pro rata portion of the Master Collection Account Collateral, to pay compensation, expenses and fees to, and to indemnify and hold the Master Collection Account Trustee and each of its officers, employees, directors and agents harmless to the extent that the Master Collection Account Trustee has not been paid by CF Capital pursuant to Section 4.8, 4.9 or 4.10; provided, however, that to the extent such Enforcement Party is a trustee, collateral custodian, collateral agent (or similar capacity), any amounts to be paid by the Enforcement Party to the Master Collection Account Trustee shall be paid solely from collateral held under the applicable Financing Documents. The agreements in Sections 4.08 – 4.11 shall survive the termination of this Agreement.

ARTICLE V: MISCELLANEOUS

SECTION 5.1 Amendments, Supplements and Waivers. This Agreement may be amended, waived, terminated, supplemented or otherwise modified pursuant to a writing executed by the Master Collection Account Trustee, each Enforcement Party, each CF Finance Party and CF Capital; provided, however, that (i) the consent of each Enforcement Party and each CF Finance Party need not be obtained in connection with the execution of a supplement or amendment that only adds an Enforcement Party or a CF Finance Party as a party to this Agreement, (ii) the consent of each Enforcement Party and each CF Finance Party need not be obtained in connection with the execution of a supplement or amendment to, or replacement of, the Deposit Account Control Agreement, so long as such supplemented, amended or replacement Deposit Account Control Agreement, as evidenced by a certificate of an officer of CF Capital delivered to the Master Collection Account Trustee, does not materially and adversely affect the rights and remedies of the Enforcement Parties hereunder, and (iii) an amendment may be executed without the consent of an Enforcement Party or a CF Finance Party if such amendment is effected only to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or any other applicable Financing Document or other related agreement with respect to such Enforcement Party or such CF Finance Party, as the case may be, provided, such action pursuant to this clause (iii) shall not, as evidenced by a certificate of an officer of CF Capital delivered to the Master Collection Account Trustee, adversely affect the interests hereunder of such Enforcement Party (or any of the parties represented hereunder by such Enforcement Party) or such CF Finance Party, as the case may be, in any material respect. Additional Enforcement Parties and CF Finance Parties may from time to time become parties hereto and Enforcement Parties and CF Finance Parties hereunder by the execution of an Enforcement Party Supplement by such additional Enforcement Parties and CF Finance Parties, the Master Collection Account Trustee and CF Capital. Upon execution of an Enforcement Party Supplement, CF Capital shall furnish a copy thereof to each of the other parties hereto.

SECTION 5.2 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth in (a) or (b) below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed by certified or registered mail and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of such, and shall be addressed as follows:

(a) if to CF Capital or the Master Collection Account Trustee, at the address specified for such party on the signature pages hereto; or

(b) if to any CF Finance Party or other Person specified in a CF Finance Party Supplement, at the address specified in such CF Finance Party Supplement; or

(c) if to any Enforcement Party or other Person specified in an Enforcement Party Supplement, at the address specified in such Enforcement Party Supplement.

SECTION 5.3 Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 5.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.5 Counterparts. This Agreement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.6 Conflicts with Other Documents; Reservation of Rights. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any Financing Documents, the provisions of this Agreement shall control. Except as expressly provided herein, nothing contained in this Agreement is intended to affect or limit, in any way, the rights that each of the Enforcement Parties has insofar as the rights of such parties and third parties are involved. Except as expressly provided herein, the Enforcement Parties specifically reserve all their respective rights against CF Capital, any CF Finance Party, any Enforcement Party and/or any third party. With respect to matters not addressed herein, the terms and conditions of the Deposit Account Control Agreement are hereby made a part of this Agreement.

SECTION 5.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Master Collection Account Collateral.

SECTION 5.8 Governing Law. THE PROVISIONS OF THIS AGREEMENT CREATING A TRUST FOR THE BENEFIT OF THE ENFORCEMENT PARTIES AND SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE MASTER COLLECTION ACCOUNT TRUSTEE HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 5.9 Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect until (i) no amounts are owed to any Enforcement Party and/or the parties represented hereunder by such Enforcement Party under any Financing Document, (ii) no Enforcement Party and/or the parties represented hereunder by such Enforcement Party shall have any commitment to extend any financing under any Financing Documents, and (iii) no Enforcement Party shall have any claim on the Master Collection Account Collateral.

SECTION 5.10 Termination of an Enforcement Party or a CF Finance Party. Upon receipt by the Master Collection Account Trustee of a notice from an Enforcement Party to the effect that (i) no amounts are then owing to such Enforcement Party and/or the parties represented hereunder by such Enforcement Party under its Financing Documents and such Financing Documents have been terminated and are of no further force or effect or (ii) the Master Collection Account Trustee’s security interest has been reassigned to such Enforcement Party pursuant to Section 4.1(e), this Agreement shall terminate as to such Enforcement Party. If the conditions described in clauses (i) or (ii) above have been satisfied with respect to any Enforcement Party and such Enforcement Party has not, within 30 days following a written request from CF Capital therefor (with a copy to the Master Collection Account Trustee), delivered a notice to such effect to the Master Collection Account Trustee, CF Capital may deliver a certificate to the Master Collection Account Trustee certifying that the relevant conditions have been satisfied as to such Enforcement Party, whereupon this Agreement shall terminate as to such Enforcement Party. To the extent that this Agreement shall have terminated as described above with respect to each Enforcement Party with respect to which a CF Finance

Party has been designated as a related CF Finance Party pursuant to the applicable Enforcement Party Supplements, then, upon written request of such CF Finance Party delivered to CF Capital and the Master Collection Account Trustee, this Agreement shall terminate as to such CF Finance Party and all liens, claims and encumbrances arising hereunder with respect to such CF Finance Party or its assets shall be automatically released. At the expense of such CF Finance Party, the Master Collection Account Trustee and each other party hereto hereby agree to execute and deliver such instruments and to take such other actions as such CF Finance Party may reasonably request, in order to effect or evidence such release.

SECTION 5.11 Termination of this Agreement. At any time that there are no Enforcement Parties, CF Capital may terminate this Agreement upon notice to the Master Collection Account Trustee, and the Master Collection Account Trustee shall take all actions reasonably requested by CF Capital, at CF Capital’s expense, to evidence the termination of this Agreement and the Master Collection Account Trustee’s interest in the Master Collection Account Collateral, including, without limitation, execute such documents and instruments as CF Capital may reasonably request in connection with such termination; provided, however, that Sections 4.3, 4.4(a) and (c) through (l), 4.8, 5.12, and the indemnification set forth in Section 4.9 and 4.10 shall survive the termination of this Agreement.

SECTION 5.12 No Bankruptcy Petition. Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing debt security issued by any commercial paper conduit or other bankruptcy-remote special purpose entity that is a party to or a direct or indirect beneficiary of this Agreement (an “SPV”), it will not institute against, or join with any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 5.12 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any SPV pursuant to this Agreement; provided, further, that this Section 5.12 shall only be effective only to the extent that the related Financing Documents with respect to such SPV do not a contain a bankruptcy petition provision similar to this Section 5.12 that is binding on the parties to this Agreement. In the event that any party to this Agreement takes action in violation of this Section 5.12, each affected SPV agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by such party against such SPV or the commencement of such action and raise the defense that such party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and if such party acts in violation of this Section 5.12 it shall be liable for and pay the costs and expenses of such SPV in connection therewith. The provisions of this Section 5.12 shall survive the termination of this Agreement with respect to any party hereto, including, in the case of the Master Collection Account Trustee, by resignation or removal.

SECTION 5.13 Jurisdiction; Consent to Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST CF CAPITAL, ANY CF FINANCE PARTY, CFC FUNDING OR ANY ENFORCEMENT PARTY WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, CF CAPITAL, EACH CF

FINANCE PARTY, CFC FUNDING AND EACH ENFORCEMENT PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SHALL BE MAILED BY REGISTERED MAIL TO EACH ENFORCEMENT PARTY AT ITS ADDRESS DETERMINED PURSUANT TO SECTION 5.2, AND EACH ENFORCEMENT PARTY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHTS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY ENFORCEMENT PARTY TO BRING PROCEEDINGS AGAINST ANY CF FINANCE PARTY OR CF CAPITAL IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 5.14 Confidentiality. Each party hereto (other than any CF Finance Party) agrees that it shall not disclose any Confidential Information (as defined below) to any Person without the prior written consent of a CF Finance Party, other than (a) to any Enforcement Party or to any Person on whose behalf such party shall be acting as an Enforcement Party hereunder, and then only on a confidential basis, (b) as required by any law, rule or regulation or any judicial process and (c) in the course of litigation with a CF Finance Party or any Enforcement Party. “Confidential Information” means information that CF Capital or any CF Finance Party or an Affiliate furnishes to an Enforcement Party on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a disclosure by such Enforcement Party or other Person to which such Enforcement Party delivered such information or that is or becomes available to such Enforcement Party from a source other than CF Capital or a CF Finance Party or an Affiliate provided that such source is not (1) known to such Enforcement Party to be bound by a confidentiality agreement with CF Capital and the CF Finance Parties or an Affiliate or (2) known to such Enforcement Party to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

CARFINANCE CAPITAL LLC

By:	/s/ Jeffrey Butcher
	Name:	Jeffrey Butcher
	Title:	CFO

CarFinance Capital LLC
Attention: Jeff Butcher
7525 Irvine Center Drive, Suite 250
Irvine, California 92618
Facsimile: (888) 878-8126
E-mail: jeff@carfinance.com

CFC FUNDING LLC

By:	/s/ Jeffrey Butcher
	Name:	Jeffrey Butcher
	Title:	CFO

CFC Funding LLC
Attention: Jeff Butcher
7525 Irvine Center Drive, Suite 250
Irvine, California 92618
Facsimile: (888) 878-8126
E-mail: jeff@carfinance.com

Signature page to Master Collection Account Trust Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Master Collection Account Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

Address:	MAC N9311-161
Sixth Street and Marquette Ave.
Minneapolis, MN 55479
Attention:	Corporate Trust Services – Asset-Backed
Administration
Telephone:	(612) 667-8058
Facsimile:	(612) 667-3464

Signature page to Master Collection Account Trust Agreement

EXHIBIT A

FORM OF

ENFORCEMENT PARTY SUPPLEMENT TO

MASTER COLLECTION ACCOUNT TRUST AGREEMENT

This ENFORCEMENT PARTY SUPPLEMENT to the Master Collection Account Trust Agreement, dated as of February 8, 2012 (as heretofore amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Master Collection Account Trust Agreement”), among CarFinance Capital LLC (“CF Capital”), CFC Funding LLC, Wells Fargo Bank, National Association, as the Master Collection Account Trustee, the CF Finance Parties party thereto and the Enforcement Parties party thereto, is entered into as of             ,         , among CF Capital, the Master Collection Account Trustee,                     , as an Enforcement Party (the “New Enforcement Party”)[, as the assignee of [Name of CF Finance Subsidiary] pursuant to [specify document identified in Section 3 below]], and each CF Finance Party specified in Section 4 below.

WHEREAS, CF Capital, the Master Collection Account Trustee, the various CF Finance Parties and the various Enforcement Parties have entered into the Master Collection Account Trust Agreement and now desire to add an additional party to such Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Master Collection Account Trust Agreement.

SECTION 2. Master Collection Account Trust Agreement. The New Enforcement Party hereby acknowledges receipt of a copy of the executed Master Collection Account Trust Agreement. The New Enforcement Party hereby becomes (and is hereby designated by CF Capital) an Enforcement Party under the Master Collection Account Trust Agreement. The New Enforcement Party agrees to be bound by the terms thereof and hereby authorizes the Master Collection Account Trustee to act on its behalf under the Master Collection Account Trust Agreement with respect to its Master Collection Account Collateral.

SECTION 3. Financing Documents. [Identify the principal financing documents with respect to the undersigned New Enforcement Party].

SECTION 4. CF Finance Parties. The CF Finance Parties with respect to the New Enforcement Party are [specify CF Finance Party], and each such party hereby so acknowledges. To the extent that any such CF Finance Party is not already a party to the Master Collection Account Trust Agreement (any such party being referred to herein as a “New CF Finance Party”), such New CF Finance Party hereby (i) acknowledges receipt of a copy of the executed Master Collection Account Trust Agreement, (ii) becomes (and is hereby designated by CF Capital) a CF Finance Party under the Master Collection Account Trust Agreement, (iii) agrees to be bound by the terms of the Master Collection Account Trust Agreement and (iv) hereby authorizes the Master Collection Account Trustee to act as contemplated in the Master Collection Account Trust Agreement with respect to the Master Collection Account Collateral.

SECTION 5. Notice Addresses. Any notice to be given to the New Enforcement Party or any New CF Finance Party shall be sent as set forth in the Master Collection Account Trust Agreement to the New Enforcement Party or such New CF Finance Party, as applicable, at the address set forth on the signature pages of this Enforcement Party Supplement.

SECTION 6. Counterparts. This Enforcement Party Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

[SECTION 7. Bankruptcy Petition Against [Special Purpose Entity]. Each of the parties hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of [specify applicable special purpose entity], such party will not institute against, or join any other Person in instituting against [specify applicable special purpose entity] any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.]

SECTION 8. GOVERNING LAW. THE PROVISIONS OF THIS ENFORCEMENT PARTY SUPPLEMENT AND THE MASTER COLLECTION ACCOUNT TRUST AGREEMENT CREATING A TRUST FOR THE BENEFIT OF THE ENFORCEMENT PARTIES AND SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE MASTER COLLECTION ACCOUNT TRUSTEE HEREUNDER AND UNDER THE MASTER COLLECTION ACCOUNT TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, each party hereto has executed this Enforcement Party Supplement or caused this Enforcement Party Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

CARFINANCE CAPITAL LLC

By:
Name:
Title:

CarFinance Capital LLC
Attention: Jeff Butcher
7525 Irvine Center Drive, Suite 250
Irvine, California 92618
Facsimile: (888) 878-8126
E-mail: jeff@carfinance.com

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Master Collection Account Trustee

By:
Name:
Title:

Address:	MAC N9311-161
Sixth Street and Marquette Ave.
Minneapolis, MN 55479
Attention:	Corporate Trust Services – Asset-Backed Administration
Telephone:	(612) 667-8058
Facsimile:	(612) 667-3464

[NEW ENFORCEMENT PARTY]

By:
Name:
Title:

Address:
Attention:
Telephone:
Facsimile:

[CF FINANCE PARTY/PARTIES]

By:
Name:
Title:

Address:
Attention:
Telephone:
Facsimile:

SCHEDULE I

DEPOSIT ACCOUNT CONTROL AGREEMENT

Attached

DEPOSIT ACCOUNT CONTROL AGREEMENT

(Access Restricted Immediately)

This Deposit Account Control Agreement (the “Agreement”), dated as of the date specified on the initial signature page of this Agreement, is entered into by and among CarFinance Capital LLC, a Delaware limited liability company (“Company”), Wells Fargo Bank, National Association, a national banking association, in its capacity as the master collection account trustee under that certain Master Collection Account Trust Agreement, dated as of even date herewith, among it, Company, CFC Funding, LLC, various CF Finance Parties (as defined therein) signatories thereto and various Enforcement Parties (as defined therein) signatories thereto (“Secured Party”) and Wells Fargo Bank, National Association (“Bank”), and sets forth the rights of Secured Party and the obligations of Bank with respect to the deposit accounts of Company at Bank identified at the end of this Agreement as the Collateral Accounts (each hereinafter referred to individually as a “Collateral Account” and collectively as the “Collateral Accounts”). Each account designated as a Collateral Account includes, for purposes of this Agreement, and without the necessity of separately listing subaccount numbers, all subaccounts presently existing or hereafter established for deposit reporting purposes and integrated with the Collateral Account by an arrangement in which deposits made through subaccounts are posted only to the Collateral Account.

1.	Secured Party’s Interest in Collateral Accounts. Secured Party represents that it is either (i) a lender who has extended credit to Company and has been granted a security interest in the Collateral Accounts or (ii) a trustee and/or collateral agent for one or more such lenders. Company hereby confirms the security interest granted by Company to Secured Party (by separate agreement) in all of Company’s right, title and interest in and to the Collateral Accounts and all sums now or hereafter on deposit in or payable or withdrawable from the Collateral Accounts (the “Collateral Account Funds”). In furtherance of the intentions of the parties hereto, this Agreement constitutes written notice by Secured Party to Bank of Secured Party’s security interest in the Collateral Accounts.

2.	Secured Party Control. Bank, Secured Party and Company each agree that Bank will comply with instructions given to Bank by Secured Party directing disposition of funds in the Collateral Accounts (“Disposition Instructions”) without further consent by Company. Except as otherwise required by law, Bank will not agree with any third party to comply with instructions for disposition of funds in the Collateral Accounts originated by such third party.

3.	No Company Access to Collateral Accounts. Unless separately agreed to in writing by Secured Party, Company agrees that it will not be able to make debits or withdrawals from or otherwise have access to the Collateral Accounts or any Collateral Account Funds, and that Secured Party will have exclusive access to the Collateral Accounts and Collateral Account Funds.

4.

Transfers in Response to Disposition Instructions. Notwithstanding the provisions of the “Secured Party Control” section of this Agreement, unless Bank separately agrees in writing to the contrary, Bank will have no obligation to disburse funds in response to Disposition Instructions other than by the appropriate disbursement method expressly set forth in this Section 4. If at the time this Agreement is originally executed, Secured Party has fully completed wire transfer instructions for a transfer destination account (“Destination Account”) on the initial signature page of this Agreement, including the Destination Account number and the name and ABA number of the financial institution at which the Destination Account is maintained, then Bank agrees, on each day on which Bank is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday (each a “Business Day”) during the term of this Agreement, to transfer to the Destination Account by standing wire (or alternative funds transfer method acceptable to Bank in its sole discretion) the full amount of the collected and available balance in the Collateral Accounts at the beginning of such Business Day. Secured Party may at any time instruct Bank to discontinue transferring funds to the original Destination Account and begin transferring funds to a new Destination Account, in accordance with the notice provisions of this Agreement. Bank will comply with such notice within a reasonable period of time not to exceed two (2) Business Days. Except as otherwise expressly set forth in this Section 4, Bank will have no obligation to disburse funds in response to Disposition Instructions other than by cashier’s check payable to Secured Party. Any disposition of funds which Bank makes under this Section 4 or otherwise in response to Disposition Instructions is subject to Bank’s standard policies, procedures and documentation governing the type of disposition made; provided, however, that in no circumstances will any such disposition require Company’s consent. To the extent any Collateral Account is a certificate of deposit or time deposit, Bank will be entitled to deduct any applicable early withdrawal penalty prior to disbursing funds from such account in response to Disposition Instructions. To the extent Secured Party requests that funds be transferred from any Collateral Account in a currency different from the currency denomination of the Collateral Account, the funds transfer will be made after currency conversion at Bank’s then current buying rate for exchange applicable to the new currency.

5.	Lockboxes. To the extent items deposited to a Collateral Account have been received in one or more post office lockboxes maintained for Company by Bank (each a “Lockbox”) and processed by Bank for deposit, Company acknowledges that Company has granted Secured Party a security interest in all such items (the “Remittances”). During the term of this Agreement, Company will have no right or ability to instruct Bank regarding the receipt, processing or deposit of Remittances, and Secured Party alone will have the right and ability to so instruct Bank. Company and Secured Party acknowledge and agree that Bank’s operation of each Lockbox, and the receipt, retrieval, processing and deposit of Remittances, will at all times be governed by Bank’s Master Agreement for Treasury Management Services or other applicable treasury management services agreement, and by Bank’s applicable standard lockbox Service Description.

6.	Balance Reports and Bank Statements. Bank agrees, at the request of Secured Party or. any Business Day, to make available to Secured Party a report (“Balance Report”) showing the opening available balance in the Collateral Accounts as of the beginning of such Business Day, by a transmission method determined by Bank, in Bank’s sole discretion. Company expressly consents to this transmission of information. Bank will, on receiving a written request from Secured Party, send to Secured Party by United States mail, at the address indicated for Secured Party after its signature to this Agreement, duplicate copies of all periodic statements on the Collateral Accounts which are subsequently sent to Company.

7.

Returned Items. Secured Party and Company understand and. agree that the face amount (“Returned Item Amount”) of each Returned Item will be paid by Bank debiting the Collateral Account to which the Returned Item was originally credited, without prior notice to Secured Party or Company. As used in this Agreement, the term “Returned Item” means (i) any item deposited to a Collateral Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or the occurrence or timeliness of any drawee’s notice of non-payment; (ii) any item subject to a claim against Bank of breach of transfer or presentment warranty under the Uniform Commercial Code (as adopted in the applicable state) or Regulation CC (12 C.F.R. §229), as in effect from time to time; (iii) any automated clearing house (“ACH”) entry credited to a Collateral Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or adjustment; (iv) any credit to a Collateral Account from a merchant card transaction, against which a contractual demand for chargeback has been made; and (v) any credit to a Collateral Account made in error. Company agrees to pay all Returned Item Amounts immediately on demand, without setoff or counterclaim, to the extent there are not sufficient funds in the applicable Collateral Account to cover the Returned Item Amounts on the day Bank attempts to debit them from the Collateral Account. Secured Party agrees to pay all Returned Item Amounts within fifteen (15) calendar days after demand, without setoff or counterclaim, to the extent that (i) the Returned Item Amounts are not paid in full by Company within five (5) calendar days after demand on Company by Bank, and (ii) Secured Party has received proceeds from the corresponding Returned Items under this Agreement.

8.	[Reserved.]

9.	Bank Fees. Company agrees to pay all Bank’s fees and charges for the maintenance and administration of the Collateral Accounts and for the treasury management and other account services provided with respect to the Collateral Accounts and any Lockboxes (collectively “Bank Fees”), including, but not limited to, the fees for (a) Balance Reports provided on the Collateral Accounts, (b) funds transfer services received with respect to the Collateral Accounts, (c) lockbox processing services, (d) Returned Items, (e) funds advanced to cover overdrafts in the Collateral Accounts (but without Bank being in any way obligated to make any such advances), and (f) duplicate bank statements. The Bank Fees will be paid by Bank debiting one or more of the Collateral Accounts on the Business Day that the Bank Fees are due, without notice to Secured Party or Company. If there are not sufficient funds in the Collateral Accounts to cover fully the Bank Fees on the Business Day Bank attempts to debit them from the Collateral Accounts, such shortfall or the amount of such Bank Fees will be paid by Company to Bank, without setoff or counterclaim, within five (5) calendar days after demand from Bank. Secured Party agrees to pay any Bank Fees within fifteen (15) calendar days after demand, without setoff or counterclaim, to the extent such Bank Fees are not paid in full by Company within five (5) calendar days after demand on Company by Bank.

10.	Account Documentation. Except as specifically provided in this Agreement, Secured Party and Company agree that the Collateral Accounts will be subject to, and Bank’s operation of the Collateral Accounts will be in accordance with, the terms of Bank’s applicable deposit account agreement governing the Collateral Accounts (“Account Agreement”). All documentation referenced in this Agreement as governing any Collateral Account or the processing of any Remittances is hereinafter collectively referred to as the “Account Documentation”.

11.	Partial Subordination of Bank’s Rights. Bank hereby subordinates to the security interest of Secured Party in the Collateral Accounts (i) any security interest which Bank may have or acquire in the Collateral Accounts, and (ii) any right which Bank may have or acquire to set off or otherwise apply any Collateral Account Funds against the payment of any indebtedness from time to time owing to Bank from Company, except for debits to the Collateral Accounts permitted under this Agreement for the payment of Returned Item Amounts or Bank Fees.

12.

Bankruptcy Notice; Effect of Filing. If Bank at any time receives notice of the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company, Bank will continue to comply with its obligations under this Agreement, except to the extent that any action required of Bank under this Agreement is prohibited under applicable bankruptcy laws or regulations or is stayed pursuant to the automatic stay imposed under the United States Bankruptcy Code or by order of any court or agency. With respect to any obligation of Secured Party hereunder which requires prior demand on Company, the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company will automatically eliminate the necessity of such demand on Company by Bank, and will immediately entitle Bank to make demand on Secured Party with the same effect as if demand had been made on Company and the time for Company’s performance had expired.

13.	Legal Process, Legal Notices and Court Orders. Bank will comply with any legal process, legal notice or court order it receives in relation to a Collateral Account if Bank determines in its sole discretion that the legal process, legal notice or court order is legally binding on it.

14.	Indemnification. Company will indemnify, defend and hold harmless Bank, its officers, directors, employees, and agents (collectively, the “Indemnified Parties”) from and against any and all claims, demands, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) (collectively “Losses and Liabilities”) Bank may suffer or incur as a result of or in connection with (a) Bank complying with any binding legal process, legal notice or court order referred to in the immediately preceding section of this Agreement, (b) Bank following any instruction or request of Secured Party, including but not limited to any Disposition Instructions, or (c) Bank complying with its obligations under this Agreement, except to the extent such Losses and Liabilities are caused by Bank’s gross negligence or willful misconduct. To the extent such obligations of indemnity are not satisfied by Company within five (5) days after demand on Company by Bank, Secured Party will indemnify, defend and hold harmless Bank and the other Indemnified Parties against any and all Losses and Liabilities Bank may suffer or incur as a result of or in connection with Bank following any instruction or request of Secured Party, except to the extent such Losses and Liabilities are caused by Bank’s gross negligence or willful misconduct.

15.	Bank’s Responsibility. This Agreement does not create any obligations of Bank, and Bank makes no express or implied representations or warranties with respect to its obligations under this Agreement, except for those expressly set forth herein. In particular, Bank need not investigate whether Secured Party is entitled under Secured Party’s agreements with Company to give Disposition Instructions. Bank may rely on any and all notices and communications it believes are given by the appropriate party. Bank will not be liable to Company, Secured Party or any other party for any Losses and Liabilities caused by (i) circumstances beyond Bank’s reasonable control (including, without limitation, computer malfunctions, interruptions of communication facilities, labor difficulties, acts of God, wars, or terrorist attacks) or (ii) any other circumstances, except to the extent such Losses and Liabilities are directly caused by Bank’s gross negligence or willful misconduct. In no event will Bank be liable for any indirect, special, consequential or punitive damages, whether or not the likelihood of such damages was known to Bank, and regardless of the form of the claim or action, or the legal theory on which it is based. Any action against Bank by Company or Secured Party under or related to this Agreement must be brought within twelve (12) months after the cause of action accrues.

16.

Termination. This Agreement may be terminated by Secured Party or Bank at any time by either of them giving sixty (60) calendar days prior written notice of such termination to the other parties to this Agreement at their contact addresses specified after their signatures to this Agreement; provided, however, that this Agreement may be terminated (i) upon ten (10) calendar days prior written notice from Bank to Company and Secured Party should Company or Secured Party fail to make any payment when due to Bank from Company or Secured Party under the terms of this Agreement, or (ii) immediately upon written notice from Secured Party to Bank on termination or release of Secured Party’s security interest in the Collateral Accounts; provided that any notice from Secured Party under clause (ii) of this sentence must contain Secured Party’s acknowledgement of the termination or release of its security interest in the

Collateral Accounts. Company’s and Secured Party’s respective obligations to report errors in funds transfers and bank statements and to pay Returned Item Amounts and Bank Fees, as well as the indemnifications made, and the limitations on the liability of Bank accepted, by Company and Secured Party under this Agreement will continue after the termination of this Agreement with respect to all the circumstances to which they are applicable, existing or occurring before such termination, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination will also survive such termination. Upon any termination of this Agreement, (i) Bank will transfer all collected and available balances in the Collateral Accounts on the date of such termination in accordance with Secured Party’s written instructions, and (ii) Bank will close any Lockbox and forward any mail received at the Lockbox unopened to such address as is communicated to Bank by Secured Party under the notice provisions of this Agreement for a period of three (3) months after the effective termination date, unless otherwise arranged between Secured Party and Bank, provided that Bank’s fees with respect to such disposition must be prepaid directly to Bank at the time of termination by cashier’s check payable to Bank or other payment method acceptable to Bank in its sole discretion.

17.	Modifications, Amendments, and Waivers. This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement.

18.	Notices. All notices from one party to another must be in writing, must be delivered to Company, Secured Party and/or Bank at their contact addresses specified after their signatures to this Agreement, or any other address of any party communicated to the other parties in writing, and will be effective on receipt. Any notice sent by a party to this Agreement to another party must also be sent to all other parties to this Agreement. Bank is authorized by Company and Secured Party to act on any instructions or notices received by Bank if (a) such instructions or notices purport to be made in the name of Secured Party, (b) Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

19.	Successors and Assigns. Neither Company nor Secured Party may assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Bank, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, Secured Party may transfer its rights and duties under this Agreement to (i) a transferee to which, by contract or operation of law, Secured Party transfers substantially all of its rights and duties under the financing or other arrangements between Secured Party and Company, or (ii) if Secured Party is acting as a representative in whose favor a security interest is created or provided for, a transferee that is a successor representative; provided that as between Bank and Secured Party, Secured Party will not be released from its obligations under this Agreement unless and until Bank receives any such transferee’s binding written agreement to assume all of Secured Party’s obligations hereunder. Bank may not assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Secured Party, which consent will not be unreasonably withheld or delayed; provided, however, that no such consent will be required if such assignment or transfer takes place as part of a merger, acquisition or corporate reorganization affecting Bank.

20.	Governing Law. This Agreement will be governed by and be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles. The State of New York will also be deemed to be Bank’s jurisdiction, for purposes of Article 9 of the Uniform Commercial Code as it applies to this Agreement.

21.	Severability. To the extent that the terms of this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability, and will be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction will not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction,

22.	Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original with the same effect as if the signatures were on the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or electronic image scan transmission (such as a “pdf” file) will be effective as delivery of a manually executed counterpart of the Agreement.

23.	Entire Agreement. This Agreement, together with the Account Documentation, contains the entire and only agreement among all the parties to this Agreement and between Bank and Company, on the one hand, and Bank and Secured Party, on the other hand, with respect to (a) the interest of Secured Party in the Collateral Accounts and Collateral Account Funds, and (b) Bank’s obligations to Secured Party in connection with the Collateral Accounts and Collateral Account Funds.

[SIGNATURE PAGES FOLLOW]

This Agreement has been signed by the duly authorized officers or representatives of Company, Secured Party and Bank on the date specified below.

Date: February 8, 2012

Collateral Account Numbers:		[Redacted]

Destination Account Number:		[Redacted]

Bank of Destination Account: Account name: Reference Data: Frequency (Daily or Weekly): Balance (Intraday or Start of Day):		Wells Fargo Bank, N.A. ABA [Redacted] Wells Fargo Corporate Trust For further credit: Acct [Redacted] CarFin Master Collect Acct, Attn: Charles Sardina 612-667-2263 Daily Start of Day

CARFINANCE CAPITAL LLC		WELLS FARGO BANK, NATIONAL ASSOCIATION, not it its individual capacity, but solely as Master Collection Account Trustee, as Secured Party

By:	/s/ Jeffrey Butcher	By:	/s/ Marianna C. Stershic

Name:	Jeffrey Butcher	Name:	Marianna C. Stershic

Title:	CFO	Title:	Vice President

Address for Notices:		Address for Notices:

CarFinance Capital LLC		Wells Fargo Bank, National Association

7525 Irvine Center Drive, Suite 250		Mail Address Code: N9311-161

Irvine, CA 92618		Sixth Street and Marquette Avenue

Attn: Jeffrey Butcher		Minneapolis, MN 55479

Fax: (888) 878-8126		Attn: Corporate Trust Services – Asset Backed Administrator

Fax: (612) 667-3464

[SIGNATURE PAGES CONTINUE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank

By:	/s/ Elaine M. Pierce

Name:	Elaine M. Pierce

Title:	Vice President

Address for Notices:

Wells Fargo Bank, National Association

Mail Address Code: D1129-072

301 South Tryon Street, 7th Floor

Charlotte, North Carolina 28282-1915

Attn: DACA Team

Fax: (704) 374-4224

with copy to:

Wells Fargo Bank, National Association

Mail Address Code: E2231-090

2030 Main Street, Suite 900

Irvine, CA 92614

Attn: ThuHa Phan

Fax: (949) 261-1830

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